Summary Prospectus, Prospectus and Statement of Additional Information (SAI) Supplement Disciplined Growth Fund
Supplement dated December 19, 2023 ■ Summary Prospectus, Prospectus and SAI dated November 1, 2023

The advisor has determined to no longer offer G Class shares of the Disciplined Growth Fund. Therefore, all references to the fund's G Class shares are hereby deleted.

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